UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2013

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On November 12, 2013, LMI Aerospace, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing, among other things, its financial performance for the quarter ended September 30, 2013.  The full text of the Earnings Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

As previously announced, a conference call to discuss the financial results will be held on Tuesday, November 12, 2013 at 9:00 a.m. Central Time, which will be hosted by Ronald S. Saks, Chief Executive Officer, Lawrence E. Dickinson, President of Valent Operations, Vice President and Secretary, and Clifford C. Stebe, Chief Financial Officer.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2013

LMI AEROSPACE, INC.

By:	/s/ Clifford C. Stebe
Clifford C. Stebe
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of earnings press release issued by the Company dated November 12, 2013